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                                                                    EXHIBIT 32.2

                             BKF CAPITAL GROUP, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of BKF Capital Group, Inc. (the "Company") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Clarke Gray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ J. CLARKE GRAY
                                                 -----------------------
                                                      J. Clarke Gray
                                                 Chief Financial Officer

March 16, 2006